UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2018

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Fortune Brands Home & Security, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 1, 2018.

(b) At the Annual Meeting, our stockholders voted on the following matters: (i) election of three directors to serve as Class I directors for a term of three years expiring at the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2018; (iii) approve, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iv) approve, on an advisory basis, the frequency with which the Company shall hold an advisory vote on the compensation paid to the Company’s named executive officers. Set forth below are the voting results for each of these proposals:

Proposal 1:	The election of three Class I directors for a three-year term expiring at the 2021 Annual Meeting

Director Name	For	Against	Abstain	Broker Non-Votes
Ann F. Hackett	114,243,504	2,383,901	213,463	13,481,537
John G. Morikis	115,642,143	969,783	228,942	13,481,537
Ronald V. Waters, III	114,339,117	2,264,743	237,008	13,481,537

Proposal 2:	The ratification of the appointment by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018

For	Against	Abstain
129,061,617	1,100,942	159,846

Proposal 3:	An advisory vote on the compensation paid to the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
107,985,299	8,385,697	469,872	13,481,537

Proposal 4:	An advisory vote on the frequency of holding an advisory vote on the compensation paid to the Company’s named executive officers

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
113,865,833	335,012	2,261,735	378,288	13,481,537

(d) Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on March 14, 2018 and the vote of the Company’s shareholders on this proposal at the Annual Meeting, the Company intends to hold an advisory vote on the compensation of the Company’s named executive officers every year. The Company intends to continue holding such votes annually until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Item 8.01.	Other Events.

On April 30, 2018, the Board of Directors authorized the Company to repurchase up to $150 million of shares of the Company’s outstanding common stock in open market or privately negotiated transactions through April 30, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated April 30, 2018, issued by Fortune Brands Home & Security, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

Date: May 2, 2018